SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) :
November 7, 2001

Lucent Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500

(Registrant’s Telephone Number)

Item 9.     Regulation FD Disclosure.

     On November 7, 2001 the Registrant presented the viewgraphs attached hereto as Exhibit 99.1 at an Analyst Meeting in New York, N.Y., as well as through a webcast.

Exhibit 99.1	Viewgraphs made available at an Analyst Meeting in New York as well as through a webcast on November 7, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT TECHNOLOGIES INC.

By: /s/ John Kritzmacher
Date: November 7, 2001	Name:	John Kritzmacher
	Title:	Senior Vice President and Controller (Principal Accounting Officer)